                                                                Exhibit 10.21

                         REGISTRATION RIGHTS AGREEMENT


                 THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made as of September 20, 1993 between PRICOR CORPORATION, a Tennessee corporation (the "Company"), and T. ROWE PRICE STRATEGIC PARTNERS FUND II, L.P., a limited partnership organized under the laws of the State of Delaware ("Strategic").

                 WHEREAS, the Company and Strategic are parties to a Secured Loan Agreement dated as of September 20, 1993 by and among the Company, Amemar, Inc., a California corporation, Broad Horizons of Ramona, Inc., a California corporation, Helicon, Inc., a California corporation, and Strategic (the "Loan Agreement");

                 WHEREAS, pursuant to the Loan Agreement, the Company is issuing to Strategic certain shares of Common Stock, par value $.01 per share of the Company ("Common Stock") and a Warrant to purchase certain additional shares of Common Stock (the "Warrant");

                 WHEREAS, in connection with such issuances, the Company and Strategic desire to enter into this Agreement to provide Strategic with certain registration rights and to address related matters;

                 NOW THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements set forth herein, the parties agree as follows:

1.       REGISTRATION RIGHTS

         1.1.    DEMAND REGISTRATION RIGHTS

                 1.1.1    REQUEST

                 Subject to the provisions of this Section 1.1., at any time after the date hereof, Strategic may request registration for sale under the Securities Act of 1933, as amended (the "Act"), of all or part of the Common Stock then held by Strategic or issuable to Strategic pursuant to conversion of the Warrant; provided, that no such request shall be for registration of fewer than 325,000 shares of Common Stock. The Company shall thereafter, as expeditiously as practicable, use its best efforts (i) to file with the Securities and Exchange Commission (the "SEC") under the Act a registration statement on the appropriate form (using Form S-3 or other "short form," if available) covering all the shares of Common Stock specified in the demand request and (ii) to cause such registration statement to be declared effective. The Company shall use its best efforts to cause each offering pursuant to this
Section 1.1. to be managed, on a firm commitment basis, by a recognized regional or national underwriter. The Company shall not be required to comply with more than two (2) requests by Strategic for demand registrations pursuant to this Section 1.1.

                 1.1.2.    DELAY BY COMPANY

                 The Company shall not be required to effect a demand registration under the Act pursuant to this Section 1.1. if (i) the Company receives such request for registration within 90 days preceding the anticipated effective date of a proposed underwritten public offering of securities of the Company approved by the Company's Board of Directors prior to the Company's receipt of such request; (ii) within 90 days prior to any such request for registration, a registration of securities of the Company has been effected in which Strategic had the right to participate pursuant to Section 1.2. hereof; or (iii) the Board of Directors of the Company reasonably determines in good faith that effecting such a demand registration at such time would have a material adverse effect upon a proposed sale of all (or substantially all) the assets of the Company, or a merger, reorganization, recapitalization, or similar transaction materially affecting the capital structure or equity ownership of the Company; provided, however, that the Company may only delay a demand registration pursuant to this Section 1.1. for a period not exceeding 90 days (or until such earlier time as such transaction is consummated or no longer proposed). The Company shall promptly notify Strategic in writing of any decision not to effect any such request for registration pursuant to this
Section 1.1., which notice shall set forth in reasonable detail the reason for such decision and shall include an undertaking by the Company promptly to notify Strategic as soon as a demand registration may be effected.

                 1.1.3.   WITHDRAWAL

                 Strategic may withdraw a request for demand registration at any time before a registration statement is declared effective, in which event the Company shall withdraw such registration statement, and Strategic shall not be deemed to have requested a demand registration for purposes of Section 1.1. hereof. If the Company withdraws a registration statement under this Section
1.1. in respect of a registration for which the Company would otherwise be required to pay expenses under Section 1.4. hereof, Strategic shall be liable to the Company for all expenses of such registration specified in Section 1.4. hereof in proportion to the number of shares Strategic shall have requested to be registered.

         1.2.    PIGGYBACK REGISTRATION RIGHTS

                 1.2.1.   REQUEST

                 If at any time or times after the date hereof the Company proposes to make a registered public offering of any of its securities under the Act (whether to be sold by it or by one or more third parties), other than an offering pursuant to a demand registration under Section 1.1. hereof or an offering registered on Form S-8, Form S-4, or comparable forms, the Company shall, not less than 45 days prior to the proposed filing date of the registration form, give written notice of the proposed registration to Strategic, and at the written request of Strategic delivered to the Company within 20 days after the receipt of such notice, shall include in such registration and offering, and in any underwriting of such offering, all shares of Common Stock that may have been designated in Strategic's request.

                 1.2.2.    PRO RATA REDUCTION

                 If a registration in which Strategic has the right to participate pursuant to this Section 1.2. is an underwritten primary offering on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration, together with the securities being offered by the Company, exceeds the number which can be effectively sold in such offering, the Company shall include in such registration (i) first, the securities of the Company proposed to be sold by the Company, and (ii) second, to the extent possible, the Common Stock proposed to be sold by Strategic pursuant to such registration. If a registration in which Strategic has the right to participate pursuant to this Section 1.2. is partly or wholly an underwritten secondary offering and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration, together with the securities being offered by the Company, exceeds the number which can be effectively sold in such offering, then the Company shall include in such registration (i) first the number of shares of Common Stock to be sold by the Company, and (ii) second, to the extent possible, the Common Stock proposed to be sold by Strategic and the other selling stockholders pursuant to such registration, in proportion to the number of shares of Common Stock so requested by each of them to be included.

         1.3.    REGISTRATION PROCEDURES

                 The Company shall have no obligation to file a registration statement pursuant to Section 1.1. hereof, or to include shares of Common Stock owned by or issuable to Strategic in a registration statement pursuant to
Section 1.2. hereof, unless and until Strategic shall have furnished the Company with all information and statements about or pertaining to Strategic in such reasonable detail and on such timely basis as is reasonably deemed by the Company to be necessary or appropriate with respect to the preparation of a registration statement. Whenever Strategic has requested that any shares of Common Stock be registered pursuant to Sections 1.1. or 1.2. hereof, the Company shall, as expeditiously as reasonably possible:

                 (a) prepare and file with the SEC a registration statement with respect to such shares and use its best efforts to cause such registration statement to become effective as soon as reasonably practicable thereafter (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish counsel for Strategic with copies of all such documents proposed to be filed);

                 (b) prepare and file with the SEC such amendments and supplements to such registration statement and prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than nine (9) months (or two (2) years, if the provisions of Rule 415 under the Act are available with respect thereto) or until

Strategic has completed the distribution described in such registration statement, whichever occurs first;

                 (c) furnish to Strategic such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), and such other documents as Strategic may reasonably request;

                 (d) use its best efforts to register or qualify such shares under such other securities or blue sky laws of such jurisdictions as Strategic requests (and to maintain such registrations and qualifications effective for a period of nine (9) months or until Strategic has completed the distribution of such shares, whichever occurs first), and to do any and all other acts and things which may be necessary or advisable to enable Strategic to consummate the disposition in such jurisdictions of such shares (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not be required but for this Section 1.3.(d), (ii) subject itself to taxation in any such jurisdiction, or (iii) file any general consent to service of process in any such jurisdiction); provided that, notwithstanding anything to the contrary in this Agreement with respect to the bearing of expenses, if any such jurisdiction shall require that expenses incurred in connection with the qualification of such shares in that jurisdiction be borne in part or full by Strategic, then Strategic shall pay such expenses to the extent required by such jurisdiction;

                 (e) notify Strategic, at any time when a prospectus relating thereto is required to be delivered under the Act within the period that the Company is required to keep a registration statement effective, of the happening of any event as a result of which the prospectus included in any such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such shares, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

                 (f) cause all such shares to be listed on securities exchanges or interdealer quotation systems (including NASDAQ), if any, on which similar securities issued by the Company are then listed;

                 (g) provide a transfer agent and registrar for all such shares not later than the effective date of such registration statement;

                 (h) enter into such customary agreements (including an underwriting agreement in customary form) and take all such other actions as Strategic reasonably requests (and subject to its reasonable approval) in order to expedite or facilitate the disposition of such shares; and

                 (i) make available for inspection by Strategic, by any underwriter participating in any distribution pursuant to such registration statement, and by any attorney, accountant or other agent retained by Strategic or by any such underwriter, all financial and other records, pertinent corporate documents, and properties (other than confidential intellectual property) of the Company.

         1.4.    REGISTRATION EXPENSES

                 1.4.1.   STRATEGIC EXPENSES

                 If, pursuant to Section 1.1. or 1.2. hereof, shares of Common Stock owned by Strategic are included in a registration statement, then Strategic shall pay all transfer taxes, if any, relating to the sale of its shares, the fees and expenses of its own counsel, and its pro rata portion of any underwriting discounts or commissions or the equivalent thereof.

                 1.4.2.   COMPANY EXPENSES

                 Except as otherwise provided in this Agreement, the Company shall pay all expenses incident to the registration and to the Company's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, underwriting discounts, fees and expenses, printing expenses, messenger and delivery expenses, and fees and expenses of counsel for the Company and all independent certified public accountants and other persons retained by the Company. With respect to any registration pursuant to Section 1.1. or 1.2. hereof, the Company shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties) and the expenses and fees for listing the securities to be registered on exchanges or interdealer quotation systems on which similar securities issued by the Company are then listed.

         1.5.    INDEMNITY

                 (a) In the event that any shares of Common Stock owned by Strategic are sold by means of a registration statement pursuant to Section 1.1 or 1.2 hereof, the Company agrees to indemnify and hold harmless Strategic, each of its partners and their officers and directors, and each person, if any, who controls or may control Strategic within the meaning of the Act (Strategic, each of its partners and their officers and directors, and any such other persons being hereinafter referred to individually as an "Indemnified Person" and collectively as "Indemnified Persons") from and against all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs, and expenses, including, without limitation, interest, penalties, and reasonable attorneys' fees and disbursements, asserted against, resulting to, imposed upon or incurred by such Indemnified Person, directly or indirectly (hereinafter referred to in this Section 1.5 in the singular as a "claim" and in the plural as "claims"), based upon, arising out of or resulting from any untrue statement of a material fact contained in the registration statement or any omission to state therein a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, except insofar as such claim is based upon, arises out of or results from information furnished to the Company in writing by Strategic for use in connection with the registration statement.

         (b) Strategic agrees to indemnify and hold harmless the Company, its officers and directors, and each person, if any, who controls or may control the Company within the meaning of the Act (the Company, its officers and directors, and any such other persons also being hereinafter referred to individually as an "Indemnified Person" and collectively as "Indemnified Persons") from and against all claims based upon, arising out of or resulting from any untrue statement of a material fact contained in the registration statement or any omission to state therein a material fact necessary in order to make the statement made therein, in the light of the circumstances under which they were made, not misleading, to the extent that such claim is based upon, arises out of or results from information furnished to the Company in writing by Strategic for use in connection with the registration statement.

                 (c) The indemnification set forth herein shall be in addition to any liability the Company or Strategic may otherwise have to the Indemnified Persons. Promptly after actually receiving definitive notice of any claim in respect of which an Indemnified Person may seek indemnification under this Section 1.5, such Indemnified Person shall submit written notice thereof to either the Company or Strategic, as the case may be (sometimes being hereinafter referred to as an "Indemnifying Person"). The failure of the Indemnified Person so to notify the Indemnifying Person of any such claim shall not relieve the Indemnifying Person from any liability it may have hereunder except to the extent that (a) such liability was caused or materially increased by such failure, or (b) the ability of the Indemnifying Person to reduce such liability was materially adversely affected by such failure. In addition, the failure of the Indemnified Person so to notify the Indemnifying Person of any such claim shall not relieve the Indemnifying Person from any liability it may have otherwise than hereunder. The Indemnifying Person shall have the right to undertake, by counsel or representatives of its own choosing, the defense, compromise or settlement (without admitting liability of the Indemnified Person) of any such claim asserted, such defense, compromise or settlement to be undertaken at the expense and risk of the Indemnifying Person, and the Indemnified Person shall have the right to engage separate counsel, at such Indemnified Person's own expense, whom counsel for the Indemnifying Person shall keep informed and consult with in a reasonable manner. In the event the Indemnifying Person shall elect not to undertake such defense by its own representatives, the Indemnifying Person shall give prompt written notice of such election to the Indemnified Person, and the Indemnified Person may undertake the defense, compromise or settlement (without admitting liability of the Indemnified Person) thereof on behalf of and for the account and risk of the Indemnifying Person by counsel or other representatives designated by the Indemnified Person. In the event that any claim shall arise out of a transaction or cover any period or periods wherein the Company and Strategic shall each be liable hereunder for part of the liability or obligation arising therefrom, then the parties shall, each choosing its own counsel and bearing its own expenses, defend such claim, and no settlement or compromise of such claim may be made without the joint consent or approval of the Company and Strategic. Notwithstanding the foregoing, no Indemnifying Person shall be obligated hereunder with respect to amounts paid in settlement of any claim if such settlement is effected without the consent of such Indemnifying Person (which consent shall not be unreasonably withheld).

                 (d) If for any reason the foregoing indemnity is unavailable to, or is insufficient to hold harmless, an Indemnified Person, then the Indemnifying Person shall contribute to the amount paid or payable by the Indemnified Person as a result of such claims, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Person and the Indemnified Person as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation (within the meaning of Section ll(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         1.6.    SUBSEQUENT REGISTRATION STATEMENTS

                 The Company shall not cause or permit any new registration statements (except registration statements on Forms S-8, S-4, or comparable forms) to become effective during the 90 days after the effective date of a registration statement covering shares of Common Stock owned by Strategic.

         1.7     TERMINATION

                 The Company's obligations pursuant to Section 1.1. and 1.2. hereof shall terminate on December 31, 2003.

2.       MISCELLANEOUS

         2.1.    ADDITIONAL ACTIONS AND DOCUMENTS

                 Each of the parties hereto hereby agrees to use its good faith best efforts to bring about the consummation of this Agreement, and to take or cause to be taken such further actions, to execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments, and to obtain such consents, as may be necessary or as may be reasonably requested in order to fully effectuate the purposes, terms and conditions of this Agreement.

         2.2.    ASSIGNMENT

                 Strategic may assign its rights under this Agreement to any assignee of the Warrant or Shares of Common Stock held by Strategic.

         2.3.    ENTIRE AGREEMENT; AMENDMENT

                 This Agreement, including the other writings referred to herein or delivered pursuant hereto, constitutes the entire agreement among the parties hereto with respect to the transactions contemplated herein, and it supersedes all prior oral or written agreements, commitments or understandings with respect to the matters provided for herein. No amendment, modification or discharge of this Agreement shall be valid or binding unless set forth in writing and duly executed by the party against whom enforcement of the amendment, modification, or discharge is sought.

         2.4.    LIMITATION ON BENEFITS

                 It is the explicit intention of the parties hereto that no person or entity other than the parties hereto (and their respective successors and assigns) is or shall be entitled to bring any action to enforce any provision of this Agreement against any of the parties hereto, and the covenants, undertakings and agreements set forth in this Agreement shall be solely for the benefit of, and shall be enforceable only by, the parties hereto or their respective successors and assigns.

         2.5.    BINDING EFFECT

                 This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

         2.6.    GOVERNING LAW

                 This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of Tennessee (excluding the choice of law rules thereof).

         2.7.    NOTICES

                 All notices, demands, requests, or other communications which may be or are required to be given, served, or sent by any party to any other party pursuant to this Agreement shall be in writing and shall be mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or transmitted by hand delivery (including delivery by courier), telegram, telex, or facsimile transmission, addressed as follows:

                 (a)      If to the Company:

                          Pricor Corporation
                          805 South Church Street
                          Murfreesboro, Tennessee 37130
                          Attention: President
                          Facsimile: 615/896-5068
                          with a copy (which shall not constitute notice) to:

                          Kenneth P. Ezell, Jr.
                          Baker, Worthington, Crossley, Stansberry & Woolf 1700 Nashville City Center
                          Nashville, TN 37219
                          Facsimile: 615/726-0464

                 (b)      If to Strategic:

                          T. Rowe Price Strategic Partners Fund II, L.P. 100 East Pratt Street
                          Baltimore, Maryland  21202
                          Attention: Mr. David L. Warnock
                          Facsimile: 410/385-2537

                          with a copy (which shall not constitute notice) to:
                          Ann E. Flowers
                          Hogan & Hartson
                          555 Thirteenth Street, N.W.
                          Washington, DC 20004
                          Facsimile: 202/637-5910

                 Each party may designate by notice in writing a new address to which any notice, demand, request or communication may thereafter be so given, served or sent. Each notice, demand, request, or communication which shall be mailed, delivered or transmitted in the manner described above shall be deemed sufficiently given, served, sent and received for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt, the affidavit of messenger or (with respect to a telex) the answer back being deemed conclusive (but not exclusive) evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

         2.8.    HEADINGS

                 Article and Section headings contained in this Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

         2.9.    EXECUTION IN COUNTERPARTS

                 To facilitate execution, this Agreement may be executed in as many counterparts as may be required; and it shall not be necessary that the signatures of each party appear on each counterpart; but it shall be sufficient that the signature of each party appear on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in making proof of this Agreement to produce or account for more than a number of counterparts containing the respective signatures of all of the parties hereto.


                 IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed on its behalf as of the date first above written.

                                  PRICOR INCORPORATED



                                  By:      /s/ William J. Ballard
                                     -------------------------------------------

                                  T. ROWE PRICE STRATEGIC PARTNERS FUND II, L.P.

                                  By: T. Rowe Price Strategic
                                  Partners, L.P., its general partner

                                      By: T. Rowe Price Strategic
                                      Partners Associate, Inc., its
                                      general partner

                                      By:         /s/ David L. Warnock
                                         ---------------------------------------
                                      David L. Warnock
                                      President